UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                      December 31, 1998 (December 31, 1998)
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                Date of Report (Date of earliest event reported)



                            MERRIMAC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



       New Jersey                     0-11201               22-1642321
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  (State or other jurisdiction      (Commission           (IRS Employer
       of incorporation)            File Number)        Identification No.)



      41 Fairfield Place, West Caldwell, New Jersey     07006-6287
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        (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code      (973) 575-1300
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.
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         Registrant's press release dated December 31, 1998 is filed herewith as
Exhibit 20 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.
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         (c)  Exhibits.
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              20.  Press Release of Registrant dated December 31, 1998.



                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               MERRIMAC INDUSTRIES, INC.
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                                                    (Registrant)


                                                By   /s/ Robert V. Condon
                                                  -----------------------------
                                                     Robert V. Condon
                                                   Vice President, Finance and
                                                     Chief Financial Officer


Date:  December 31, 1998

                                 EXHIBIT INDEX


                                                                  Sequentially
Exhibit                                                           Numbered Page
-------                                                           -------------


  20           Press Release of Registrant dated
               December 31, 1998